Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

Note 20 – COMMITMENTS AND CONTINGENCIES

Commitments

The Company leases facilities and offices with expiration dates between March 2018 and April 2019. Rental expenses for the years ended December 31, 2018, 2017 and 2016 were $133,121, $111,893 and $83,945, respectively.

The Company has future minimum lease obligations as of December 31, 2018 as follows:

2019	$21,445
2020	-
2021	-
2022	-
2023	-
Thereafter	-
Total	$21,445

The Company provided a guarantee for the loan to Yantai Runtai Medical Co., Ltd. by Weihai Commercial Bank in the amount of approximately $782,607 (RMB 5,000,000) for a period from June 7, 2018 until two years after the due date of the loan.

Litigation

In November 2017, Beijing Tiandiren Environ-Tech Company Limited brought a lawsuit against Jinzheng in Beijing Intellectual Property Court in Beijing, China, alleging that Jinzheng infringed their patent on manufacturing DTNF membranes. The plaintiff claimed total damages in the amount of $153,695 (RMB 1,000,000). The Company is vigorously defending itself against the claim and has filed an application for invalidation to the patent review committee of the State Intellectual Property Office (“SIPO”). On March 19, 2019, SIPO has declared the claimed patent to be wholly invalid. According to the patent law of the PRC and relevant regulations, when an invalid decision was made by SIPO against the alleged patent during the process of a patent infringement lawsuit, the court may dismiss the case as the claimed patent was declared invalid. As of the filing date, the final verdict would be still subject to the determination of Beijing Intellectual Property Court. Management believes the liability to the Company that may arise as a result of the case is not probable and therefore no accruals have been made in the accompanying consolidated financial statements.